Exhibit 6(i)
















                        STOCK PURCHASE AND SALE AGREEMENT

                    Between Conceptual Technologies, Inc. and
                         NovaMed Medical Products, Inc.



                                February 25, 1998


















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                                TABLE OF CONTENTS
RECITALS                                                                       1

         II       Purchase and Sale of Property; Release                       1
                  --------------------------------------
                           1.1      Property                                   1
                                    --------
                           1.2      Release                                    2
                                    -------

         II       Closing Date; Delivery                                       2
                  ----------------------
                      2.1      Closing Date                                    2
                                    ------------
                      2.2      Deliveries at Closing                           2
                                    ---------------------

         II       Representations and Warranties of NovaMed                    3
                  -----------------------------------------
                     3.1      Organization, Standing and Authority of NovaMed  3
                                    -------------------------------------------
                     3.2      Organization, Standing and Ownership of the
                              Subsidiaries                                     5
                                    -------------------------------------------
                     3.3      Financial and Operating Status of the Subsidiaries
                                                                              6
                              --------------------------------------------------

         II       Representations and Warranties of CTI                        8
                  -------------------------------------
                           4.1      Corporate Organization                     8
                                    ----------------------
                           4.2      Due Exception and Enforceability           9
                                    --------------------------------

         II       Conditions to Closing                                        9
                  ---------------------
                           5.1      Conditions to Obligations of CTI           9
                                    --------------------------------
                           5.2      Conditions to Obligations of NovaMed      12
                                    ------------------------------------

         II       Covenants and Agreements of NovaMed                         13
                  -----------------------------------
                           6.1      Access to Information                     13
                                    ---------------------
                           6.2      Conduct of Business Pending the Closing   13
                                    ---------------------------------------

         II       Miscellaneous                                               15
                  -------------
                           7.1      Successors and Assigns                    15
                                    ----------------------
                           7.2      Governing Law; Severability               15
                                    ---------------------------
                           7.3      Waivers                                   15
                                    -------
                           7.4      Entire Agreement; Modifications           16
                                    -------------------------------
                           7.5      Notices                                   16
                                    -------
                           7.6      Counterparts                              17
                                    ------------
                           7.7      Headings; References                      17
                                    --------------------








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                        STOCK PURCHASE AND SALE AGREEMENT

         THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement"), dated effective as of February 25, 1998, is between Conceptual Technologies, Inc., a Nevada corporation ("CTI") and NovaMed Medical Products, Inc., a Nevada Corporation ("NovaMed").
RECITALS

         A. NovaMed is the sole shareholder and owner of the following subsidiaries: NovaMed Medical Products Manufacturing, Inc., a Minnesota corporation ("NovaMed MN"), NovaMedical Products GmbH, a German corporation ("NovaMed GDR"), and NovaMed Medical Supplies Corporation, a Nevada corporation ("NovaMed NV,"and together with NovaMed MN and NovaMed GR, the "Subsidiaries").

         B. NovaMed desires to sell and CTI desires to purchase all of the outstanding shares of the Subsidiaries pursuant to the terms and conditions of this Agreement.

AGREEMENT
         In consideration of the foregoing recitals and the mutual promises and benefits contained herein, CTI and NovaMed hereby agree as follows:
         1.       Purchase and Sale of Property; Release.
                  1.1 Property. Subject to the terms and conditions of this Agreement, NovaMed agrees to sell and assign to CTI on the Closing Date (as defined below), free and clear of all mortgages, security interests, liens, pledges, adverse claims and other encumbrances, (a) all

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of the outstanding  shares of stock of each of the  Subsidiaries as set forth on
Exhibit A attached hereto (collectively, the "Shares"); and (b) all of NovaMed's right, title and interest to the trade or business name "NovaMed"(together with the Shares, the "Property"). In exchange for the Property, CTI agrees to sell and assign 6,301,558 shares of CTI common stock to NovaMed on the Closing Date.
                  1.2 Release. As further inducement to CTI's performance under this Agreement, effective as of the Closing Date, NovaMed hereby releases and discharges each of the Subsidiaries, their officers, directors, shareholders, agents and successors from any and all claims, losses, demands, actions, expenses, obligations or liabilities relating to any matters of any kind, presently known or unknown which it may have arising from any act, omission, event or claims relating to or arising out of its association with or investment in any Subsidiary.
         2.       Closing Date; Delivery.
                  2.1 Closing Date. The closing of the purchase and sale of the Property (the "Closing") will be held at the offices of Manning Curtis Bradshaw & Bednar, LLC, 370 East South Temple, Suite 200, Salt Lake City, Utah, 84111, at 10:00am on April 14, 1998, or at such earlier date as may be agreed in writing by CTI and NovaMed (the "Closing Date").
                  2.2      Deliveries at Closing.
                           (a)    Deliveries of NovaMed to CTI.  At the Closing,
if the conditions precedent set forth in Section 5.2 are fulfilled to its reasonable satisfaction, NovaMed will deliver to CTI (1) stock certificates or other documents of title representing all of the Subsidiaries' shares of stock held of record or beneficially owned by NovaMed on the Closing Date, duly endorsed by NovaMed for transfer to CTI; (2) all of NovaMed's documents of title pertaining to its rights to and interest in the trade or business name "NovaMed"; and (3) evidence, effective as of the Closing Date, satisfactory

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to CTI that  NovaMed  has  changed  its name to a name that does not include the word "NovaMed" or any derivation thereof, and such other documents as are reasonably necessary to ensure that CTI has full right and title to the name "NovaMed" in each of the jurisdictions in which it does business. NovaMed will also deliver such other documents and instruments as CTI may reasonably request to confirm that NovaMed has performed all of its obligations and fulfilled all of the conditions precedent to CTI's performance under this Agreement.
                           (b)    Deliveries of CTI to NovaMed.  At the Closing,
if the  conditions  precedent  set forth in  Section  5.1 are  fulfilled  to its
reasonable  satisfaction,   CTI  will  deliver  to  NovaMed  stock  certificates
representing 6,301,558 shares of CTI's common stock issued in the name of NovaMed. CTI will also deliver such other documents and instruments as NovaMed may reasonably request to confirm that CTI has performed all of its obligations and fulfilled all of the conditions precedent to NovaMed's performance under this Agreement.
         3. Representations and Warranties of NovaMed. NovaMed hereby represents and warrants to CTI that, except as may be set forth in Schedule 1 attached hereto (the "Disclosure Schedule"), the matters set forth in this Section 3 are true and correct:
                  3.1      Organization, Standing and Authority of NovaMed.
                           (a)      Organization.  NovaMed is a corporation duly
organized and validly existing under the laws of the State of Nevada and is in good standing as a domestic corporation under the laws of said State.
                           (b)      Charter Documents.  NovaMed  has  furnished
counsel for CTI with true and complete copies of its Articles of Incorporation, as amended to date, and its Bylaws as currently in effect.

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                           (c)  Corporate Power. NovaMed has all requisite corp-
orate power to enter into this Agreement and to carry out and perform its obligations hereunder.
                           (d)      Authorization for Agreement.  The execution
and performance of this Agreement by NovaMed has been duly authorized by its Board of Directors and shareholders. Upon execution and delivery of this Agreement on behalf of NovaMed, this Agreement will constitute the valid and legally binding obligation of NovaMed, enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and compliance with the provisions of this Agreement by NovaMed does not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, NovaMed's Articles of Incorporation, as amended, NovaMed's current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage, lease or other agreement or instrument to which NovaMed is subject.
                           (c)   Financial Statements.  The audited consolidated
financial  statements of NovaMed and the  Subsidiaries  as of September 30, 1996
and  the  unaudited   consolidated  financial  statements  of  NovaMed  and  the
Subsidiaries as of December 31, 1996 are attached hereto as Exhibit C (the "NovaMed Financial Statements"). The NovaMed Financial Statements are complete and correct in all material respects and present fairly the financial condition of NovaMed and the Subsidiaries as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.
                           (f) Material Changes. Since September 30, 1996, there
have been no material adverse changes in the financial condition of NovaMed or the Subsidiaries from that shown on the NovaMed Financial Statements as of such date.

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                           (g)  Ecoprogress and Daystar Lonas. As of the Closing
Date, NovaMed has repaid or otherwise satisfied all of its indebtedness to (1) Ecoprogress International Limited ("Ecoprogress") under that certain Note executed in connection with the Exclusive License Agreement between Ecoprogress and NovaMed dated January 1, 1995, as amended May 30, 1996; and (2) DayStar Partners, Ltd. ("DayStar") under that certain Note executed in connection with the Purchase Agreement between Daystar and NovaMed dated April 26, 1996.
                  3.2  Organization, Standing and Ownership of the Subsidiaries.
                           (a)  Organization.   NovaMed MN is a corporation duly
organized and validly existing under the laws of the State of Minnesota and is in good standing as a domestic corporation under the laws of said State. NovaMed GDR is a corporation duly organized and validly existing under the laws of the German Democratic Republic and is in good standing as a domestic corporation under the laws of said Republic. NovaMed NV is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing as a domestic corporation under the laws of said State.
                           (b) Charter Documents.  NovaMed has furnished counsel
for CTI with true and complete copies of the Articles of Incorporation, as amended to date, and the Bylaws as currently in effect, of each of the Subsidiaries.
                           (c)  Corporate Power.  Each  of the  Subsidiaries has
all corporate power and authority to own, lease and operate its properties and to conduct its business as such is presently conducted.
                           (d)  Capitalization.  The authorized, issued and out-
standing capital stock of each of the Subsidiaries is set forth on Exhibit A. All issued and outstanding shares of
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the  Subsidiaries  are fully paid and  nonassessable.  There are no  outstanding option, warrants or rights to purchase shares of the capital stock of any Subsidiary.
                           (e)   Title to Property.  NovaMed is the sole share-
holder of each of the Subsidiaries, an downs all right, title and interest in and to the Property, free and clear of all mortgages, liens or encumbrances of any nature.
                  3.3      Financial and Operating Status of the Subsidiaries.
                           (a)  Tax Returns.  Each of the Subsidiaries  has duly
filed all federal, state and local tax returns required to be filed by it, and all taxes, assessments and penalties set forth in such returns have been timely and fully paid or adequately reserved against in the NovaMed Financial Statements. None of the Subsidiary's tax returns have ever been audited by any governmental taxing authority.
                           (b)  Contracts and Commitments. None of the Subsidia-
ries has any written or oral contracts or commitments involving any obligation, consideration or expenditure, except as set forth in the Schedule of Disclosure or except for purchases of normal inventory items in quantities in accordance with previous practices. NovaMed has delivered to CTI's counsel true, complete and correct copies of all such contracts and commitments, together with all amendments thereto, all of which are listed on the Schedule of Disclosures, and all such contracts are in full force and effect in the for delivered. NovaMed has set forth in the Schedule of Disclosures (i) all insurance policies with respect to any Subsidiary in force on the date of this Agreement; (ii) the names and locations of all banks and other depositories in which an y Subsidiary has accounts or safe deposit boxes and the names of persons authorized to sign checks, drafts or other instruments drawn thereon or to have access thereof;
(iii) all mortgages, promissory notes, deeds of trust, loan or credit agreements or similar agreements, or modifications thereof, to which any Subsidiary is a

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party  and  all  amounts  thereof;  and  (iv)  all  accounts  receivable  of any
Subsidiary as of December 31, 1997 and as reflected in the NovaMed Financial Statements.
                           (c)   Employees.   None of the  Subsidiaries has  any
collective bargaining agreements with any of its employees. No Subsidiary is a party to any contract with any of its employees, consultants, advisors, sales representatives, distributors or customers that is not terminable by NovaMed without liability, penalty or premium on 30 days' notice, except as otherwise set forth in the Schedule of Disclosures.
                           (d)   Benefits.   None of  the  Subsidiaries has  any
health, dental, pension, retirement, or other benefit programs for its employees or in which its employees participate, except as set forth in the Schedule of Disclosures.
                           (e)   Inventory.  All  inventory  of the Subsidiaries
is saleable and in good condition, the value of which as of December 31, 1997 has been written down or reserved to amounts not in excess of realizable market value.
                           (f)  Equipment.  All equipment of the Subsidiaries is
in good order and repair except minor defects which do not materially interfere with the continued
use of such equipment.
                           (g)  Litigation.   There is no action, proceeding  or
investigation pending or, to the knowledge of NovaMed, threatened against any Subsidiary, or any Subsidiary's property or assets which might result in any material and adverse change in the property, assets or financial condition of any Subsidiary, nor, to the knowledge of NovaMed, is there any basis for any such action, proceeding or investigation. To the best knowledge of NovaMed and the
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Subsidiaries,  the Subsidiaries are in compliance in all material  respects with all laws and regulations applicable to the Subsidiaries, their properties and their businesses.
         4. Representations and Warranties of CTI. CTI hereby represents and warrants to NovaMed that the matters set forth in the following subsections of this Section 4 are or will be true and correct on the Closing Date.
                  4.1      Corporate Organization.
                          (a) Organization. CTI is a corporation duly organized,
validly existing and in good standing under the laws of the State of Nevada.
                          (b) Financial Statements. The audited financial state-
ments of CTI as of February 28, 1997 and December 31, 1996 are attached hereto as Exhibit D (the "CTI Financial Statements"). The CTI Financial Statements are complete and correct in all material respects and present fairly the financial condition of CTI as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.
                          (c) Material Changes.  Since February  28, 1997, there
have been no material adverse changes in the financial condition of CTI from that shown on the CTI Financial Statements as of such date.
                  4.2 Due Execution and Enforceability. The execution, delivery and performance of this Agreement and the other agreements between the parties referred to herein by and on behalf of CTI have been duly and validly authorized by the Board of Directors and shareholders of CTI. CTI has taken all such other corporate action necessary or required to enter into, execute and deliver this Agreement and to perform its obligations hereunder. Upon execution and delivery of this Agreement on behalf of CTI, this Agreement shall constitute the

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valid and legally  binding  obligation of CTI enforceable in accordance with its terms and conditions.
         5.       Conditions to Closing.
                  5.1 Conditions to Obligations of CTI. The obligations of CTI to purchase the Property at the Closing and to consummate any other transactions contemplated by this Agreement are subject to the fulfillment of CTI's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by CTI:
                            (a)  Representations and Warranties True at Closing.
The representations and warranties made by NovaMed in Section 3 above shall be true and correct in all materials respects on and as of the Closing Date with the same force and effect as if they had been made and given on and as of the Closing Date, and NovaMed shall have performed and complied with all agreements and obligations to be performed by it under this Agreement on or prior to the Closing.
                           (b)  Authorization.   NovaMed shall have obtained all
Board of Directors and shareholder approvals necessary to authorize its participation in the transaction described in this Agreement.
                           (c)  No  Adverse  Change.  Prior to the Closing there
shall not have occurred any loss or destruction of any material part of the assets of NovaMed or and Subsidiary or any material adverse change in the financial condition, properties, business or operations of any Subsidiary from that shown on the NovaMed Financial Statements.
                           (d)  1997 Financial Statements.   NovaMed  shall have
provided to CTI the unaudited individual financial statements of each of the Subsidiaries as of December 31, 1997, together with a sworn statement of the officers and directors of NovaMed that the unaudited

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1997  financial  statements  accurately  and  completely  reflect the  financial condition of NovaMed and the Subsidiaries to the best of their knowledge and belief.
                           (e)      Due Diligence Satisfactory. CTI has received
all of the information reasonable requested by it from NovaMed in connection with this transaction, and, based on its due diligence investigation, is
satisfied   with  the  financial   and   operating   condition  of  the  NovaMed
Subsidiaries.
                           (f)      Rule D Private Placement.  CTI has completed
a private placement of up to 7,000,000 shares of the Company's common stock at a price determined to be fair by the Board of Directors, but not less than $0.10 per share, pursuant to Rule D, Section 504 of the 1933 Securities Act, and will have issued and outstanding shares of common stock equal to 144,294 plus the shares issued pursuant to the Regulation D private placement (not including the 6,301,558 shares of common stock to be issued to NovaMed at Closing under this Agreement).
                           (g)      Closing Certificate; Good Standing.   At the
Closing,  NovaMed will  deliver or cause to be  delivered  to CTI a  certificate executed by the President of NovaMed and the President of each of the Subsidiaries, dated as of the Closing Date and certifying to the fulfillment of the condition specified in subparagraphs (a), (b) and (c) above. On or prior to the Closing Date, NovaMed will deliver to CTI certificates issued by the Minnesota Secretary of State, the Secretary of State of the German Democratic Republic (or equivalent governmental authority), and the Nevada Secretary of State evidencing the corporate and good standing of each of the Subsidiaries as of the date not more than 30 days prior to the Closing Date.
                           (h)      Rights  to  NovaMed.   NovaMed shall  have
obtained such director and shareholder approval and prepared and filed such documents with the Nevada Secretary of State as are necessary make the name "NovaMed, Inc." available to CTI as a business name
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registered  in the State of Nevada  and every  other  jurisdiction  in which the
Subsidiaries are authorized to do business.
                           (i)   Documents and Instruments Satisfactory.  All
documents and instruments to be provided by NovaMed or the Subsidiaries in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for CTI.
                           (j)   Opinion of Counsel for NovaMed. At the Closing,
NovaMed will deliver to CTI an opinion of counsel dated as of the Closing Date, addressed to CTI and in form and substance acceptable to CTI.
                  5.2 Conditions to Obligations of NovaMed.  The  obligations of
NovaMed to consummate this Agreement and carry out and perform its obligations hereunder are subject to the fulfillment to NovaMed's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by NovaMed:
                           (a)  Representations and Warranties True at  Closing.
The representations and warranties made by CTI in Section 4 above shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made and given on and as of the Closing Date. CTI shall have performed and complied in all material respects with all agreements and obligations to be performed by it under this Agreement on or before the Closing Date.
                           (b)  Authorization. CTI shall have obtained all Board
of Directors and shareholder approvals necessary to authorize its participation in the transaction described in this Agreement.
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                           (c)     No Adverse Change. Prior to the Closing there
shall not have occurred any material adverse change in the financial condition, properties, business or operations of CTI since the date of this Agreement.
                           (d)      Number of Issued and Outstanding Shares.
CTI's issued and outstanding shares of common stock will be equal to 144,294 plus the shares issued pursuant to the Regulation D private placement (not including the 6,301,558 shares of common stock to be issued to NovaMed at Closing under this Agreement).
                           (e)      Closing Certificate; Good Standing.  At the
Closing, CTI will deliver or cause to be delivered to NovaMed a certificate executed by the President of CTI, dated as of the Closing Date and certifying to the fulfillment of the conditions specified in subparagraphs (a), (b), and (c) above. On or prior to the Closing Date, CTI will deliver to NovaMed a certificate issued by the Nevada Secretary of State evidencing the corporate and good standing of CTI as of the date not more than 30 days prior to the Closing Date.
                           (f)      Documents and Instruments Satisfactory.  All
documents and instruments to be provided by CTI in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for NovaMed.
                           (g)      Opinion of Counsel for CTI.  At the Closing,
CTI will deliver to NovaMed an opinion of counsel dated as of the Closing Date, addressed to NovaMed and in form and substance acceptable to NovaMed.
         6. Covenants and Agreements of NovaMed.
                  6.1  Access  to  Information.  From and after the date of this
Agreement   and  until  the  Closing,   NovaMed   agrees  that  the   authorized
representatives of CTI will have access during normal business hours to the properties, facilities, books, records, contracts and documents of the

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Subsidiaries,  and  NovaMed  will  furnish  or  cause  to be  furnished  to  the authorized representatives of CTI copies of all documents and all information with respect to the affairs and businesses of the Subsidiaries that CTI's representatives may reasonably request.
                  6.2 Conduct of Business Pending the Closing. Unless expressly consented to by CTI or otherwise permitted or required under this Agreement, from and after the date of this Agreement and until the Closing or the termination or abandonment of this Agreement as provided herein:
                           (a)      Business in the Ordinary Course. Each of the
Subsidiaries (i) will conduct its business only in the ordinary course and in the same manner as before the date of this Agreement, (ii) will not institute any unusual or novel methods of manufacture, purchase, sale, lease, service, accounting or operation, (iii) will not grant any increase in the rate of pay or other benefits or compensation of any officers or employees, and (iv) will not enter into, amen or terminate any contract or commitment not in the usual and ordinary course of business and consistent with such Subsidiary's past practice.
                           (b)      Indebtedness.  Each of the Subsidiaries will
 not (i) incur or assume
or guarantee any indebtedness other then indebtedness incurred in the usual and ordinary course of business for goods or services or pursuant to existing commitments or agreements previously disclosed in writing to CTI under this Agreement, or (ii) enter into, execute or deliver any agreement or writing to the release or settlement of claims, except as otherwise provided by this Agreement.
                           (c)     Corporate Structure. Each of the Subsidiaries
will not (i) amend its articles of incorporation or bylaws or change its officers or directors, (ii) issue any additional capital stock or other securities of the Subsidiary or grant any warrants, options or rights to

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purchase or acquire any capital stock or other securities of the Subsidiary,  or
(iii) merge or consolidate with any other corporation or acquire all or substantially all of the stock, business or assets of any other person or entity or sell, assign or transfer substantially all of its assets or outstanding securities to any other person or entity.
                           (d)      Dividends and Capital Stock.   Each  of the
Subsidiaries will not (i) declare or pay any dividend or make any stock split or stock dividend or other distribution with respect to its capital stock, or (ii) directly or indirectly redeem, purchase or otherwise acquire for value any of its capital stock.
                           (e)      Banking Relationships.   No change will  be
made affecting the Subsidiary's banking relationships and the Subsidiary will open no new bank or other deposit accounts.
                           (f)      Insurance.  Each of the  Subsidiaries  will
maintain in full force and effect all policies of insurance now in effect and will give all notices and present all claims under all policies in a timely fashion.
         7.       Miscellaneous.
                  7.1 Successors  and Assigns.  This Agreement and the terms and conditions contained in this Agreement are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors,
administrators,   heirs,  successors  and  assigns,  but,  except  as  otherwise specifically provided in this Agreement, neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily, or involuntarily, except by operation or law, by any party to this Agreement.
                  7.2      Governing Law; Severability.  This Agreement will be
governed by and construed in accordance with the laws of the State of Utah. If any provision of this Agreement is found to be invalid, illegal or unenforceable

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in any respect,  such provision will be enforced to the maximum extent  possible and the remaining provisions of this Agreement will continue unaffected.
                  7.3 Waivers. No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in a writing signed by such a party. No waiver of any provision of this Agreement will be deemed a waiver of any other provision, or constitute a continuing waiver unless otherwise expressly provided in writing by the waiving party. No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any other rights, powers or privileges.
                  7.4 Entire Agreement; Modifications. This Agreement, together with the exhibits and schedules attached hereto, each of which is incorporated herein by this reference, constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties (including without limitation the Letter of Intent dated February 4, 1998 and executed by CTI and NovaMed in connection with this Agreement), whether oral or written, with respect to the subject matter of this Agreement. No supplement, modification or amendment to this Agreement will be binding unless executed in writing by CTI and NovaMed.
                  7.5 Notices. All notices and other communications required or permitted under this Agreement will be in writing and may be hand delivered, mailed by first-class mail, postage prepaid, or sent via facsimile. Unless otherwise agreed to in writing by the parties, such notices and other communications shall be addressed as follows:

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                                                    If to CTI:

                                                G.W. Norman Warcham
                                          1818-1177 West Hastings Street
                                            Vancouver, British Colombia
                                                   Canada V6E2K3
                                             Facsimile: (604) 683-2370
                                                  with a copy to:

                                                 Brent V. Manning
                                       Manning Curtis Bradshaw & Bedner, LLC
                                         370 East South Temple, Suite 200
                                            Salt Lake City, Utah 84111
                                             Facsimile: (801) 364-5678


                                                  If to NovaMed:

                                           Ruairidh Campbell, President
                                          NovaMed Medical Products, Inc.
                                              623 Hoover Street N.E.
                                           Minneapolis, Minnesota 55413
                                             Facsimile: (612) 378-0110
                                                  with a copy to:

                                                Thomas L. Steffens
                                               Steffens & Rasmussen
                                                300 Southdale Place
                                               3400 West 66th Street
                                               Edna, Minnesota 55435
                                             Facsimile: (612) 920-2209

                  7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed on original and all of which together shall constitute one instrument.
                  7.7 Headings; References. Headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement
                  IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective for all purposes as of the date first written above

CONCEPTUAL TECHNOLOGIES, INC.              NOVAMED MEDICAL PRODUCTS, INC
 a Nevada corporation,                         a Nevada corporation


By:  ______/s/______________________     By:  ________/s/___________________
         David Luhmberg, President          Ruairidh Campbell, President


Date  ________________________, 1998    Date:    _________________________, 1998



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